                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2004
                                                         -----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


       Delaware                    333-106925                   74-2440850
--------------------------------------------------------------------------------
    (State or other               (Commission                 (IRS Employer
    jurisdiction of               File Number)              Identification No.)
     incorporation)


          745 Seventh Avenue, 7th Floor
                New York, New York                                  10019
--------------------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip Code)



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)

ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106925 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $851,741,100.00 in aggregate principal amount Class A1, Class A2, Class A3, Class AX, Class PAX, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-3AC on February 27, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 27, 2004, as supplemented by the Prospectus Supplement, dated February 24, 2004 ( the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class A3, Class AX, Class PAX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $862,524,951.48 as of February 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                    1.1 Terms Agreement, dated February 23, 2004, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

                    4.1 Trust Agreement, dated as of February 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and JPMorgan Chase Bank, as Trustee.

                    99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                    99.2 Servicing Agreement, dated as of February 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   STRUCTURED ASSET SECURITIES
                                                   CORPORATION


                                                   By: /s/ Michael C. Hitzmann
                                                       -------------------------
                                                   Name: Michael C. Hitzmann
                                                   Title: Vice President

Date:  March 15, 2004

                                  EXHIBIT INDEX

Exhibit No.                    Description                             Page No.
-----------                    -----------                             --------

1.1                  Terms Agreement, dated February 23,
                     2004, between Structured Asset
                     Securities Corporation, as Depositor,
                     and Lehman Brothers Holdings Inc., as
                     the Underwriter.

4.1 Trust Agreement, dated as of February 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and JPMorgan Chase Bank, as Trustee.

99.1                 Mortgage Loan Sale and Assignment
                     Agreement, dated as of February 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset
                     Securities Corporation, as Purchaser.


99.2                 Servicing Agreement, dated as of
                     February 1, 2004, between Lehman
                     Brothers Holdings Inc. and Aurora Loan
                     Services Inc.